UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2011

Marathon Oil Corporation
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 629-6600

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   5.07Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders was held on April 27, 2011.  In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934.  The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in Marathon's 2011 Proxy Statement.

 1.  Each of our directors was elected for a term expiring in 2012.  Votes regarding the persons elected to serve as directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Gregory H. Boyce	374,002,957	147,366,399	864,731	68,096,506
Pierre Brondeau	510,849,401	10,792,527	592,159	68,096,506
Clarence P. Cazalot, Jr.	375,258,105	146,117,756	858,226	68,096,506
David A. Daberko	330,628,894	191,042,040	563,153	68,096,506
William L. Davis	332,465,329	188,903,013	865,745	68,096,506
Shirley Ann Jackson	320,738,142	200,945,514	550,431	68,096,506
Philip Lader	326,807,658	194,842,628	583,801	68,096,506
Charles R. Lee	373,074,168	148,605,696	554,223	68,096,506
Michael E. J. Phelps	330,596,604	190,728,487	908,996	68,096,506
Dennis H. Reilley	329,956,115	191,711,941	566,031	68,096,506
Seth E. Schofield	330,709,994	190,965,181	558,912	68,096,506
John W. Snow	330,293,862	191,389,739	550,486	68,096,506
Thomas J. Usher	370,390,416	151,328,907	514,764	68,096,506

2.   PricewaterhouseCoopers LLP was ratified as our independent registered public accounting firm for 2011.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
582,730,000	6,795,267	805,326

3.   The Board proposal amending our By-laws to enable stockholders who have continuously held twenty-percent (20%) or more of our outstanding common stock for at least one year to require our Chairman of the Board or Chief Executive Officer to call a special meeting of stockholders to vote on business proposed by those holders was approved.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
431,017,055	158,132,973	1,180,565	0

4.   The Board proposal seeking a non-binding advisory vote on our executive compensation programs and the compensation of our named executive officers was approved.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
368,192,100	150,728,195	3,313,792	68,096,506

5.   The Board proposal regarding the frequency of holding a non-binding advisory vote of the stockholders, every one, two, or three years, on the compensation of our named executive officers was approved for holding a non-binding advisory vote every year.  The voting results were as follows:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	VOTES ABSTAINED	BROKER NON-VOTES
447,306,893	6,230,514	66,955,955	1,740,725	68,096,506

6.    The stockholder proposal requesting that the Board of Directors prepare a report, within ninety days of the annual meeting of stockholders, on the steps the Company has taken to reduce the risk of accidents was defeated.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
34,883,900	433,895,968	53,454,219	68,096,506

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2011		MARATHON OIL CORPORATION

	By:	/s/ Michael K. Stewart
Michael K. Stewart
Vice President, Accounting and Controller